Leases - Maturities of Operating Leases (Detail) - USD ($) $ in Thousands	Jan. 31, 2021	Jan. 31, 2020	Feb. 01, 2019
2021	$ 4,719	$ 4,849
2022	5,123	4,809
2023	4,334	2,671
2024	4,152	268
2025	3,833	292
Thereafter	13,855	1,341
Total undiscounted operating lease payments	36,016	14,230
Less: imputed interest	(9,787)	(2,021)
Total operating lease liabilities	25,360	12,209	$ 12,500
Previously Reported [Member]
Less: imputed interest	(11,271)
Total operating lease liabilities	$ 24,745	$ 12,209